COLUMBUS MCKINNON CORPORATION AMENDED AND RESTATED
                         NON-QUALIFIED STOCK OPTION PLAN
                           --------------------------


         WHEREAS, Columbus McKinnon Corporation, a New York corporation with offices at 140 John James Audubon Parkway, Amherst, New York (the "Company") has adopted a non-qualified stock option plan known as the "First Amendment and Restatement of the Columbus McKinnon Corporation Non-Qualified Stock Option Plan") to enable the Company to attract to membership on the Board of Directors of the Company, individuals with substantial consulting experience with respect to the legal, financial and operational concerns of large public and privately held corporations; and

         WHEREAS, the Company desires to further amend and restate the Plan;

         NOW, THEREFORE, the Company hereby adopts the following as the Columbus McKinnon Corporation Amended and Restated Non-Qualified Stock Option Plan effective as of June 16, 1999:

         1. PURPOSE OF PLAN. The Columbus McKinnon Corporation Amended and Restated Non-Qualified Stock Option Plan (the "Plan") is intended to provide a tool to the management of the Company for attracting, motivating and retaining highly qualified officers and key employees to employment with the Company, its divisions and subsidiaries by providing such officers and other key employees with an additional incentive to promote the success of the business, to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company and its divisions, subsidiaries and affiliates.

                  A further purpose of the Plan is to provide the Company's management with an additional equity based program which can be used to attract individuals with substantial consulting experience with respect to the legal, financial and operational concerns of large public and privately held corporations to membership on the Company's Board of Directors.

         2. ADMINISTRATION. The Plan shall be administered by a Committee (the "Committee") which shall be composed of not less than two (2) Directors of the Company who shall be appointed by and serve at the pleasure of the Board of Directors of the Company. If the Committee is composed of two (2) Directors, both members of the Committee must approve, in writing, any action to be taken by the Committee in order for such action to be deemed an action of the Committee pursuant to the provisions of this Plan. If the Committee is composed of more than two (2) Directors, a majority of the Committee shall constitute a quorum for the conduct of its business, and (a) the action of a majority of the Committee members present at any meeting at which a quorum is present, or (b) action taken without a meeting by the approval, in writing, of a majority of the Committee members, shall be deemed to be action by the Committee pursuant to the provisions of the Plan. The Committee is authorized to adopt such rules and regulations for the administration of the Plan as it may deem necessary or proper.

         Any action taken or interpretation made by the Committee under any provision of the Plan shall be final. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made under any provision of the Plan or otherwise if done in good faith.

         3. PARTICIPATION. The Committee shall determine which individuals shall be granted options under the terms of this Plan, which individuals may, but are not required to, include officers and employees of the Company, legal or financial advisors to the Company and non-employee Directors of the Company (all such individuals being sometimes hereinafter referred to as "Optionees").

         4. OPTION TERMS. The Committee shall establish the terms and conditions (which need not be identical) upon which the options granted hereunder may be exercised, the time or times at which options to purchase shares of the Company's common stock, $.01 par value per share (hereinafter "Common Stock") shall be granted and the number of shares of Common Stock (or such number of shares of stock in which such Common Stock may at any time hereafter be constituted), for which options are granted. The terms and conditions established by the Committee with respect to any option granted by the Committee under this Plan shall be contained in a written statement which shall be delivered by the Committee to the Optionee as soon as practicable following the Committee's establishment of the terms and conditions of such Option.

                  Notwithstanding the foregoing, unless otherwise modified by action of the Company's Board of Directors, the following terms and conditions shall apply with respect to any options granted hereunder:

                  (a) in the case of an individual that is an employee of the Company or any of its direct or indirect subsidiaries or affiliates, the right to exercise options granted hereunder shall be conditioned on the continuous employment of such individual by the Company or any of its direct or indirect subsidiaries or affiliates between the date of the grant of the option and the date of exercise of the option;

                  (b) in the case of an individual that is a member of the Board of Directors of the Company or the Board of Directors of any subsidiary or affiliate of the Company but is not an employee of the Company or any direct or indirect subsidiary or affiliate of the Company, the right to exercise options granted hereunder shall be conditioned on the continuous membership by such individual on the Board of Directors of the Company or any such subsidiary or affiliate;

                  (c) except as otherwise specified by the Committee at the time of the grant of any options under this Plan and except as provided in Section 7 hereof, the right to exercise such options shall accrue, on a cumulative basis, as follows:

                           (i) one fourth (1/4) of the total number of shares of
Common Stock which could be purchased (subject to adjustment as provided for in Section 6 hereof) (such number being hereinafter referred to as the "Optioned Shares") shall become available for purchase pursuant to the option at the end of the one (1) year period following the date of the option grant;

                           (ii)  one-fourth  (1/4) of the Optioned  Shares shall
become available for purchase pursuant to the option at the end of the two (2) year period following the date of the option grant;

                           (iii)  one-fourth  (1/4) of the Optioned Shares shall
become available for purchase pursuant to the option at the end of the three (3) year period following the date of the option grant; and

                           (iv)  one-fourth  (1/4) of the Optioned  Shares shall
become available for purchase pursuant to the option at the end of the four (4) year period following the date of the option grant.

         An Optionee who has been granted an option under the Plan may be granted additional options under the Plan if the Committee shall so determine.

         The purchase price payable for Common Stock in connection with the exercise of options granted hereunder shall be determined by the Committee at the time of the grant of any options hereunder.

         5. SHARES SUBJECT TO THE PLAN. The aggregate number of shares of the Common Stock which have been reserved for issuance pursuant to the terms of options granted pursuant to the terms of this Plan and the aggregate number of shares of Common Stock which the Company is authorized to issue pursuant to options granted pursuant to the terms of this Plan is two hundred fifty thousand (250,000) shares, subject to anti-dilutive adjustments, if any, made at any time after October 27, 1995, pursuant to the provisions of Section 6 hereof. With respect to shares which may be acquired pursuant to options which expire or terminate pursuant to the provisions of this Plan without having been exercised in full, such shares shall be considered to be available again for placement under options granted thereafter under the Plan. Shares issued pursuant to the exercise of incentive stock options granted under the Plan shall be fully paid and non-assessable.

         6. ANTI-DILUTION PROVISIONS. The aggregate number of shares of Common Stock and the class of such shares as to which options may be granted under the Plan, the number and class of such shares subject to each outstanding option, the price per share thereof (but not the total price), and the number of such shares as to which an option may be exercised at any one time, shall all be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock or any change in classification of its Common Stock without receipt of consideration by the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment so that upon exercise of the option, the Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the option is being exercised immediately preceding such change, increase or decrease in the outstanding shares of Common Stock. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons. Anything in this
Section 6 to the contrary, no fractional shares or scrip representative of fractional shares shall be issued upon the exercise of any option. Any fractional share interest resulting from any change, increase or decrease in the outstanding shares of Common Stock or resulting from any reorganization, merger or consolidation for which adjustment is provided in this Section 6 shall disappear and be absorbed into the next lowest number of whole shares, and the Company shall not be liable for any payment for such fractional share interest to the Optionee upon his exercise of the Option.

         7. OPTION EXERCISES UPON A CHANGE IN CONTROL. Notwithstanding the provisions of Section 4 hereof, in the event that the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, or in the event a Change of Control (as hereinafter defined) shall occur, each outstanding option shall become immediately exercisable with respect to the full number of shares subject to such option and shall remain exercisable until the expiration of the original term of the option. The Committee may provide in connection with such transaction for assumption of options previously granted or the substitution for such options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

         For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

                  (a) there shall be consummated: (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

                  (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

                  (c) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but excluding the Company and each of the Company's officers and directors, whether individually or collectively), shall become the beneficial owner (within the meaning of 13d-3 under the Exchange Act) of 20% or more of the Company's outstanding common stock; or

                  (d) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of a least two-thirds of the directors then still in office who were directors at the beginning of the period.

                           Notwithstanding the foregoing, in the event that any
agreement providing for the sale or other disposition of all or substantially all the stock or assets of the Company shall be terminated without consummating the disposition of said stock or assets, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this paragraph shall again become unaccrued and unexercisable as of said termination of such agreement; subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such option was granted. Any exercise of an installment prior to said termination of said agreement shall remain effective despite the fact that such installment became exercisable solely by reason of the Company or its stockholders entering into said agreement to dispose of the stock or assets of the Company.

         8. EXERCISE OF OPTION. Options shall be exercised as follows:

                  (a) Notice and Payment. Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the options being exercised (by reference to the date of the grant of the option), the number of shares to be purchased and the purchase price being paid, and shall be accompanied by the payment of all or such part of the purchase price as shall be required to be paid in connection with the exercise of such option (as specified in the written notice of exercise of such option) (i) in cash, certified or bank check payable to the order of the Company, (ii) by tendering (either actually or by attestation) shares (or a sufficient portion thereof) valued as determined by the Committee at the time of exercise, (iii) by authorizing a third party to sell shares (or a sufficient portion thereof) acquired upon exercise of an option and to remit to the Company a sufficient portion of the sale proceeds to pay for all the shares acquired through such exercise and any resulting tax withholding obligations or (iv) by any other method prescribed by the Committee. Each such notice shall contain representations on behalf of the Optionee that he acknowledges that the Company is selling the shares being acquired by him under a claim of exemption from registration under the Securities Act of 1933 as amended (the "Act"), as a transaction not involving any public offering; that he represents and warrants that he is acquiring such shares with a view to "investment" and not with a view to distribution or resale; and that he agrees not to transfer, encumber or dispose of the shares unless: (i) a registration statement with respect to the shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state law; or (ii) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may in its sole discretion require.

                  (b) Issuance of Certificates. Certificates representing the shares purchased by the Optionee shall be issued as soon as practicable after the Optionee has complied with the provisions of Section 8(a) hereof.

                  (c) Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to the shares purchased until the date of the issuance to him of a certificate representing such shares.

         9. ASSIGNMENT OF OPTION. (a) Subject to the provisions of Sections 9(b) and 10(e) hereof, options granted under this Plan may not be assigned voluntarily or involuntarily or by operation of law and any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any stock option, or any right thereunder, contrary to the provisions hereof shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                  (b) Notwithstanding anything to the contrary contained in the terms of the Plan as in effect at any time prior to the date hereof and notwithstanding anything to the contrary contained in the terms of any statement, letter or other document or agreement setting forth the terms and conditions of any options previously issued pursuant to the terms of this Plan, any and all options previously issued pursuant to the terms of the Plan and, subject to the approval of the Committee, any options which may be granted or issued at any time in the future pursuant to the terms of the Plan shall be transferable by the Optionee to whom such options have been or are granted to:
(i) the spouse, children or grandchildren of the Optionee (hereinafter "Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members; or (iv) a private foundation established by the Optionee; provided that (x) there may be no consideration for any such transfer; (y) in the case of options which may be granted in the future, the statement, letter or other document or agreement setting forth the terms and conditions of any such options must be approved by the Committee and must expressly provide for and limit the transferability of such options to transfers which are permitted by the foregoing provisions of this Section 9(b); and (z) any subsequent transfer of transferred options shall, except for transfers occurring as a result of the death of the transferee as contemplated by Section 10(e), be prohibited. Following the transfer of any options as permitted by the foregoing provisions of this Section 9(b), any such transferred options shall continue to be subject to the same terms and conditions applicable to such options immediately prior to the transfer; provided that, for purposes of this Plan, the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the foregoing, the events of termination of employment of Section 10 hereof shall continue to be applied with respect to the original Optionee for the purpose of determining whether or not the options shall be exercisable by the transferee and, upon termination of the original Optionee's employment, the options shall be exercisable by the transferee only to the extent and for the periods that the original Optionee (or his estate) would have been entitled to exercise such Options as specified in
Section 10 below.

         10. EFFECT OF TERMINATION OF EMPLOYMENT,  REMOVAL, DEATH OR DISABILITY.
(a) If an Optionee is employed by the Company or any direct or indirect subsidiary or affiliate of the Company on the date he receives a grant of an option and if such Optionee's employment with the Company, or any direct or indirect subsidiary or affiliate of the Company, is terminated by reason of: (i) a discharge for cause; (ii) voluntary separation on the part of the Optionee (other than any termination of employment by the Optionee which qualifies as a termination for "Good Reason" pursuant to the terms of a letter agreement between the Optionee and the Company (a "Good Reason Termination")) and without consent of the Company or such direct or indirect subsidiary or affiliate of the Company that the Optionee is employed by, any rights of the Optionee to purchase shares of Common Stock pursuant to the terms of any option or options granted to him under this Plan shall terminate immediately upon such termination of employment to the extent such options have not theretofore been exercised by him.

                  (b) If an Optionee is a non-employee member of the Board of Directors of the Company or a non-employee member of the Board of Directors of any direct or indirect subsidiary or affiliate of the Company on the date he receives the grant of an option and if such Optionee's membership on the Board of Directors of the Company and on the Board of Directors of all other direct or indirect subsidiaries and affiliates of the Company is terminated by reason of:
(i) removal for cause; or (ii) voluntary resignation on the part of the Optionee without the consent of the other members of the Board of Directors of the Company or the other members of each direct or indirect subsidiary or affiliate of the Company whose Board of Directors the Optionee is a member of, any rights of the Optionee to purchase shares of Common Stock pursuant to the terms of any option or options granted to him under this Plan during the two (2) year period ending on the date of the termination of his membership on the Board of Directors of the Company and any direct or indirect subsidiary and affiliate whose Board of Directors the Optionee is a member of, shall be terminated immediately upon termination of such Optionee's membership on the Board of Directors of the Company and on the Board of Directors of all other direct or indirect subsidiaries and affiliates to the extent such options have not theretofore been exercised by him.

                  (c) If an Optionee is employed by the Company or any direct or indirect subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if such Optionee's employment with the Company or any such direct or indirect subsidiary or affiliate of the Company is terminated (i) by reason of the Optionee's retirement at or after his attainment of his normal retirement date as defined under the terms of the defined benefit pension plan which the Optionee is a participant in (and which plan is maintained by the Company or the direct or indirect subsidiary or affiliate of the Company that is the employer of such Optionee), the Optionee shall, notwithstanding the provisions of Section 4(c) hereof, have the right to exercise such option or options held by him, in full, to the extent that such options have not expired, at any time within three (3) months after such retirement; or (ii) pursuant to a Good Reason Termination or by the Company or such direct or indirect subsidiary or affiliate that the Optionee is employed by (otherwise than by reason of death) any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed cancelled and terminated forthwith except that, subject to the provisions of subparagraph (a) of this Section, such Optionee may exercise any options theretofore granted to him, which have not then expired and which, as of the date the Optionee's employment is terminated, were otherwise exercisable within the provisions of Section 4 hereof, within three (3) months after such termination.

                  (d) If an Optionee is a non-employee member of the Board of Directors of the Company or any direct or indirect subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if such Optionee's membership on the Board of Directors of the Company and all other direct or indirect subsidiaries and affiliates of the Company is terminated by reason of the Optionee's resignation at or after his attainment of age 65, the Optionee shall, notwithstanding the provisions of Section 4(c) hereof, have the right to exercise such option or options held by him, in full, to the extent that such options have not expired, at any time within three (3) months after such retirement.

                  (e) In the event that an Optionee shall die at any time that options granted hereunder are outstanding, any option or options granted to him under this Plan and not theretofore exercised by him or expired shall, notwithstanding the provisions of Section 4(c) hereof, be exercisable by the estate of the Optionee or by any person who acquired such option by bequest or inheritance from the Optionee, in full, at any time within one (1) year after the death of the Optionee. References hereinabove to the Optionee shall be deemed to include any person entitled to exercise the option after the death of the Optionee under the terms of this Section.

                  (f) If an Optionee is employed by the Company or any direct or indirect subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if his employment with the Company or any direct or indirect subsidiary or affiliate of the Company is terminated by reason of his disability, the Optionee shall, notwithstanding the provisions of Section 4(c) hereof, have the right to exercise all options held by him, in full, to the extent that such options have not previously expired or been exercised, at any time within one (1) year after such termination. If an Optionee is a non-employee member of the Board of Directors of the Company or any direct or indirect subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if his membership on the Board of Directors of the Company and all other direct or indirect subsidiaries and affiliates of the Company is terminated by reason of his disability, the Optionee shall, notwithstanding the provisions of Section 4(c) hereof, have the right to exercise all options held by him, in full, to the extent that such options have not previously expired or been exercised, at any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

         11. INDEMNITY. The Company shall indemnify and hold harmless any person who is or has been a member of the Committee appointed under Section 2 hereof or the Board of Directors of the Company, from and against any and all loss, expense, liability or costs, including, without limitation, reasonable attorney's fees that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan provided that such person provides the Company prompt written notice of any such claim together with the opportunity to defend against claim or action at the Company's expense.

         12. AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors of the Company may at any time suspend, amend or terminate the Plan; provided, that no suspension, amendment or termination of the Plan may, without the consent of the holder of the option, terminate his option or adversely affect his rights in any material respect.

         13. GENERAL PROVISIONS. (a) No stock option granted hereunder shall be construed as limiting any right which the Company or any parent or subsidiary of the Company may have to terminate at any time, with or without cause, the employment of an Optionee or an Optionee's membership on the Board of Directors of the Company or the Board of Directors of any direct or indirect subsidiary or affiliate of the Company.

                  (b) The Section headings used in this Plan are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any of the provisions hereof.

                  (c) The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the other whenever the content so indicates or requires.

         14. EFFECTIVE DATE AND DURATION OF THE PLAN. The Plan became effective on October 27, 1995 and shall continue until terminated by the Board of Directors of the Company or, if earlier, the date that all shares of Common Stock which may be issued in connection with the exercise of options which may be granted under the terms of the Plan have been issued.


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         IN WITNESS  WHEREOF,  the  undersigned has executed this Plan as of the
16th day of June, 1999.


                                            COLUMBUS MCKINNON CORPORATION


                                        By: /s/ Robert L. Montgomery, Jr.
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